UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549-1004

                                   FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): March 28, 2002
                     Commission file number: 333-53603-03

                       GRAHAM PACKAGING HOLDINGS COMPANY
            (Exact name of registrant as specified in its charter)

         Pennsylvania                                   23-2553000
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)

                           2401 Pleasant Valley Road
                              York, Pennsylvania
                   (Address of principal executive offices)
                                     17402
                                  (zip code)
                                (717) 849-8500
             (Registrant's telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets

         This Form 8-K is filed to report the dispositions of the assets of two of our subsidiaries, both of which are located in Italy and which combined represent our entire operations in Italy.

         On March 28, 2002, we completed the sale of certain assets and liabilities of our subsidiary, Graham Packaging Italy S.R.L. The sale was effectuated pursuant to an Asset Purchase and Sale Agreement by and between the purchaser, Faserplast S.R.L., and Graham Packaging Italy S.R.L. The purchase price paid by Faserplast S.R.L. was cash in the amount of $18,000, plus the assumption by the purchaser of the liability for the severance indemnities due to transferred personnel on the closing date, which, as of February 28, 2002, amounted to $716,000. The purchase price is subject to adjustment if inventories are less than a specified amount. Consideration was determined by arm's-length negotiations. There was no prior material relationship between the purchaser, on the one hand, and us, our affiliates, officers or directors or any of their associates, on the other hand.

         On March 28, 2002, we completed the sale of certain assets and liabilities of our subsidiary, Societa' Imballaggi Plastici S.R.L. The sale was effectuated pursuant to an Asset Purchase and Sale Agreement by and between the purchaser, Serioplast S.P.A., and Societa' Imballaggi Plastici S.R.L. The purchase price paid by Serioplast S.P.A. was cash in the amount of $294,000, plus the assumption by the purchaser of the liability for certain severance indemnities due to transferred personnel on the closing date, which, as of January 31, 2002, amounted to $555,000. The purchase price is subject to adjustment if inventories are less than a specified amount. Consideration was determined by arm's-length negotiations. There was no prior material relationship between the purchaser, on the one hand, and us, our affiliates, officers or directors or any of their associates, on the other hand. Faserplast S.R.L. and Serioplast S.P.A. are affiliates of each other.

      English translations of the foregoing Asset Purchase Agreements are included as Exhibits 2.1 and 2.2 to this Current Report on Form 8-K. The prevailing versions are in Italian. The agreements have been amended in immaterial respects as to time of payment of first consideration and exchange of bank guarantees, with two closing memoranda signed by the parties at the closings.


CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

      All statements other than statements of historical facts included in this Current Report on Form 8-K, including statements regarding our future financial position, economic performance and results of operations, as well as our business strategy, budgets and projected costs and plans and objectives of management for future operations are forward-looking statements. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as "may", "will", "expect", "intend", "estimate", "anticipate", "believe", or "continue" or the negative thereof or variations thereon or similar terminology. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to have been correct. Our future financial position, economic performance and operating results will be affected by various uncertainties and risk factors, many of which are beyond our control. For a description of these uncertainties and risk factors, see our Annual Report on Form 10-K for the year ended December 31, 2001.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

         (b)  The following Pro Forma Financial Statements are included herein:

                I - Graham Packaging Holdings Company - Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2001.

                II - Graham Packaging Holdings Company - Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2001.


         (c)  The following exhibits are filed herewith:

Exhibit
Number           Description of Exhibit
------           ----------------------

2.1      -  Asset Purchase and Sale Agreement by and between Faserplast S.R.L.
            and Graham Packaging Italy S.R.L.(English translation)

2.2      -  Asset Purchase and Sale Agreement by and between Serioplast S.P.A.
            and Societa' Imballaggi Plastici S.R.L. (English translation)

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:   April 12, 2002


                         GRAHAM PACKAGING HOLDINGS COMPANY
                         (Registrant)

                         By:  BCP/Graham Holdings L.L.C.,
                              its General Partner



                              By:  /s/ John E. Hamilton
                                   -----------------------------------
                                   John E. Hamilton
                                   Vice President, Finance and Administration
                                   (chief accounting officer and duly
                                    authorized officer)

                      GRAHAM PACKAGING HOLDINGS COMPANY
                       PRO FORMA FINANCIAL INFORMATION

         The following pro forma condensed consolidated statement of operations for the year ended December 31, 2001 gives effect to the sales of the Italian operations as if the transactions occurred at the beginning of fiscal 2001. The pro forma condensed consolidated balance sheet as of December 31, 2001 gives effect to the sales of the Italian operations as if such transactions occurred as of that date.

      The pro forma financial data presented herein is based on management's estimate of the effects of the sales of the Italian operations, based upon currently available information and certain assumptions the Company believes are reasonable. The Company does not expect the receipt of additional information to have a material adverse effect on the pro forma financial data. The pro forma condensed consolidated statement of operations for the year ended December 31, 2001 and the pro forma condensed consolidated balance sheet as of December 31, 2001 are unaudited, but in the opinion of management, include all material adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of the results of operations and financial position for the periods presented.

         The pro forma condensed consolidated statement of operations for the year ended December 31, 2001 and the pro forma condensed consolidated balance sheet as of December 31, 2001 are not necessarily indicative of the results of operations or financial position that actually would have been achieved had the transactions described been consummated as of the dates indicated, or that may be achieved in the future.

                      Pro Forma Financial Statements - I


                       GRAHAM PACKAGING HOLDINGS COMPANY
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2001
                                  (Unaudited)

                                                                                             Pro Forma
                                                            As Reported        Italy        Adjustments       Pro Forma
                                                          ---------------  --------------  --------------- ---------------
                                                                                      (in thousands)
Net sales..............................................      $  923,068        $  14,377       $   ---         $  908,691
Cost of goods sold.....................................         771,201           13,787           ---            757,414
                                                             ----------        ---------       -------         ----------
Gross profit...........................................         151,867              590          ---             151,277
Selling, general, and administrative expenses..........          58,230            1,717         (287)  (a)        56,800
Impairment charges.....................................          37,988            6,633          ---              31,355
Special charges and unusual items......................             147              ---          ---                 147
                                                             ----------        ---------       -------         ----------
Operating income.......................................          55,502           (7,760)         287              62,975
Interest expense, net..................................          98,440              139           21   (b)        98,280
Other expense..........................................             199                5          ---                 194
Minority interest......................................             530              ---          ---                 530
                                                             ----------        ---------       ------          ----------
(Loss) income before income taxes......................         (43,667)          (7,904)         266             (36,029)
Income tax provision...................................             303              ---          ---                 303
                                                             ----------        ---------       ------          ----------
Net (loss) income......................................      $  (43,970)       $  (7,904)      $  266           $ (36,332)
                                                             ==========        =========       ===-==          ==========


Notes to the pro forma adjustments:

      (a) Represents the pro forma reduction of intercompany management fees.

      (b) Represents the pro forma reduction in interest expense as a result of the utilization of the net proceeds of the sales to reduce the Company's revolving credit facility.

                      Pro Forma Financial Statements - II

                       GRAHAM PACKAGING HOLDINGS COMPANY
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF DECEMBER 31, 2001
                                  (Unaudited)


                                                                      As Reported          Italy          Pro Forma
                                                                    ----------------  --------------   ---------------
                                                                                      (in thousands)
ASSETS
Current assets:
   Cash and cash equivalents                                        $      9,032     $         ---     $      9,032
   Accounts receivable, net                                               90,182               ---           90,182
   Inventories                                                            60,476               ---           60,476
   Prepaid expenses and other current assets                              14,054               ---           14,054
                                                                     -----------     -------------     ------------
Total current assets                                                     173,744               ---          173,744
Property, plant and equipment:
   Property, plant and equipment                                       1,020,959               ---        1,020,959
   Less accumulated depreciation                                         471,374               ---          471,374
                                                                     -----------     -------------     ------------
Property, plant and equipment, net                                       549,585               ---          549,585
Other assets                                                              35,232               ---           35,232
                                                                     -----------     -------------     ------------
Total assets                                                          $  758,561     $         ---     $    758,561
                                                                     ===========     =============     ============

LIABILITIES AND PARTNERS' CAPITAL (DEFICIT)
Current liabilities:
   Accounts payable and accrued expenses                              $  175,130     $         ---     $    175,130
   Current portion of long-term debt                                      30,585               312           30,273
                                                                     -----------     -------------     ------------
Total current liabilities                                                205,715               312          205,403
Long-term debt                                                         1,021,806               ---        1,021,806
Other noncurrent liabilities                                              13,582             1,251           12,331
Minority interest                                                          2,512               ---            2,512
Commitments and contingent liabilities                                       ---               ---              ---
Partners' capital (deficit):
   Partners' capital (deficit)                                          (427,911)              973         (428,884)
   Notes and interest receivable for ownership interests                  (2,443)              ---           (2,443)
   Accumulated other comprehensive income (loss)                         (54,700)           (2,536)         (52,164)
                                                                     ------------    --------------    ------------
Total partners' capital (deficit)                                       (485,054)           (1,563)        (483,491)
                                                                     ------------    --------------    ------------
Total liabilities and partners' capital (deficit)                    $   758,561     $         ---     $    758,561
                                                                     ============    ==============    ============

                                 EXHIBIT INDEX

      The following is a list of the exhibits filed herewith:

Exhibit
Number             Description of Exhibit

2.1    -   Asset Purchase and Sale Agreement by and between Faserplast S.R.L.
           and Graham Packaging Italy S.R.L. (English translation)

2.2    -   Asset Purchase and Sale Agreement by and between Serioplast S.P.A.
           and Societa' Imballaggi Plastici S.R.L. (English translation)